EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

     I, Warren E. Pinckert II, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Cholestech Corporation on Form 10-K for the fiscal year ended March 25, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Cholestech Corporation.

By:	/s/ Warren E. Pinckert II
	Name:	Warren E. Pinckert, II
	Title:	President and Chief Executive Officer

     I, John F. Glenn, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Cholestech Corporation on Form 10-K for the fiscal year ended March 25, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Cholestech Corporation.

By:	/s/ John F. Glenn
	Name:	John F. Glenn
	Title:	Vice President of Finance and Chief Financial Officer